EXHIBIT 12.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ran Vered, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 20-F of RADCOM Ltd.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report

Date: September 19, 2017

/s/ Ran Vered
Ran Vered
Chief Financial Officer